--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY
[X]  Definitive Proxy Statement                (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               PENTON MEDIA, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ............

(2) Aggregate number of securities to which transaction applies: ...............

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ...............................

(4) Proposed maximum aggregate value of transaction: ...........................

(5) Total fee paid: ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ....................................................

(2) Form, Schedule or Registration Statement No.: ..............................

(3) Filing Party: ..............................................................

(4) Date Filed: ................................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PENTON LOGO
Penton Media, Inc.
1100 Superior Avenue
Cleveland, Ohio 44114-2543

-------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD
ON MAY 7, 1999
-------------------------------------------------

TO THE STOCKHOLDERS:

The annual meeting of stockholders of Penton Media, Inc. will be held on May 7, 1999, at 2:00 P.M., local time, at the Marriott Hotel, Key Center, 127 Public Square, Cleveland, Ohio, for the following purposes:

1. To elect three directors to the Board of Directors for a three-year term expiring in 2002.

2. To act upon a proposal of the Board of Directors to approve Penton's 1998 Equity and Performance Incentive Plan.

3. To act upon a proposal of the Board of Directors to approve an amendment to Penton's 1998 Director Stock Option Plan.

4. To approve the appointment of the independent certified accountants of Penton for the fiscal year ending December 31, 1999.

5. To transact such other business as may properly be brought before the meeting.

The annual meeting may be postponed or adjourned from time to time without any notice other than announcement at the meeting, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

The Board of Directors has fixed the close of business on March 25, 1999, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at Penton's principal executive offices, 1100 Superior Avenue, Cleveland, Ohio 44114-2543 during the ten days preceding the meeting.

Stockholders are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and promptly return it in the accompanying envelope, whether or not they plan to attend the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Preston L. Vice
                                          ------------------------------
                                          PRESTON L. VICE
                                          Secretary
Cleveland, Ohio
April 6, 1999

PENTON LOGO
Penton Media, Inc.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Penton Media, Inc. of proxies for use at the annual meeting of stockholders to be held on May 7, 1999, and at any postponement or adjournment thereof. All shares of common stock entitled to vote at the annual meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted FOR the election of directors as described under "Election of Directors," will be voted FOR the proposal of the Board of Directors to adopt Penton's 1998 Equity and Performance Incentive Plan (the "Equity Incentive Plan"), will be voted FOR the proposal of the Board of Directors to approve an amendment to Penton's 1998 Director Stock Option Plan (the "Director Option Plan"), will be voted FOR the proposal of the Board of Directors to appoint the independent certified accountants of Penton for the fiscal year ending December 31, 1999, and, as to any other matters that may properly be presented to the meeting, will be voted as described under "Other Matters." Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the annual meeting by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of Penton, or by attending the annual meeting and voting in person.

Proxy statements and proxies are first being mailed to stockholders on or about April 6, 1999. The mailing address of the principal executive offices of Penton is 1100 Superior Avenue, Cleveland, Ohio 44114-2543.

Penton had outstanding on March 25, 1999, the record date for the annual meeting, 22,781,713 shares of common stock. Penton's stock is traded on The New York Stock Exchange.

Pursuant to Penton's Amended and Restated Certificate of Incorporation, with respect to all matters voted upon by the stockholders of Penton, the stockholders are entitled to one vote per share of common stock.

Under Penton's Bylaws, the presence at the annual meeting, in person or by proxy, of the holders of shares of common stock of Penton entitled to cast at least a majority of the votes which the outstanding common stock entitled to vote at the annual meeting is entitled to cast on a particular matter will constitute a quorum entitled to take action with respect to that vote on that matter. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of the votes duly cast is required for the election of directors (i.e. the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of directors.

The affirmative vote by the holders of the majority of the common stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the annual meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of Penton's common stock as of March 25, 1999, by (a) the persons known by Penton to be the beneficial owners of more than 5% of the outstanding shares of common stock, (b) each director, and nominee for director, of Penton,
(c) each of the executive officers of Penton listed in the Summary Compensation Table, and (d) all directors, nominees and executive officers of Penton as a group. The information set forth in the table as to directors, nominees and executive officers is based upon information furnished to Penton by them in connection with the preparation of this Proxy Statement. Except where otherwise indicated, the mailing address of each of the stockholders named in the table is: c/o Penton Media, Inc., 1100 Superior Avenue, Cleveland, Ohio 44114-2543.

                                                              NUMBER OF       PERCENT OF
                                                              SHARES OF       OUTSTANDING
                                                                COMMON         SHARES OF
                            NAME                               STOCK(1)     COMMON STOCK(2)
                            ----                              ----------    ---------------
William Harris Investors, Inc.(3)...........................   2,948,514        12.94%
  2 North LaSalle Street
  Suite 400
  Chicago, Illinois 60602
Mario J. Gabelli, et al(4)..................................   4,311,203         18.92
  One Corporate Center
  Rye, New York 10580
Janus Capital Corporation(5)................................   1,583,489          6.95
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206
Current Harris Group(6).....................................   5,138,673         22.56
Joan W. Harris(6)(7)........................................       3,000             *
King Harris(6)(8)...........................................   1,301,572          5.71
William J. Friend(6)(9).....................................      71,755             *
Edward J. Schwartz..........................................      18,144             *
Anthony Downs...............................................      10,839             *
Thomas L. Kemp..............................................       5,835             *
Daniel J. Ramella(10).......................................      59,548             *
William C. Donohue..........................................     770,819          3.38
John J. Meehan..............................................     770,819          3.38
Richard B. Swank............................................       2,500             *
Don E. Schultz..............................................           0             *
James W. Zaremba............................................      15,895             *
James D. Atherton...........................................           4             *
Preston L. Vice.............................................      12,383             *
All Directors and Executive Officers as a Group (17            2,974,574         13.05
  persons)(11)..............................................

---------------

   * Less than one percent

 (1) Except as otherwise indicated below, beneficial ownership means the sole power to vote and dispose of shares.

 (2) Calculated using 22,781,713 shares as the number of outstanding shares.

 (3) The information as to William Harris Investors, Inc. ("WHI") is derived from Schedule 13G as filed with the Commission on February 18, 1999, and information furnished to Penton separately by WHI. Such statements disclose that (i) WHI, an investment adviser registered under the Investment Advisers Act of 1940, holds all its shares of Penton common stock on behalf, and in terminable discretionary accounts, of Joan W. Harris and certain other members of the "Harris Group," (ii) WHI shares voting power with such persons, and has sole dispositive power, with respect to all such shares, (iii) Irving B. Harris and his children are the sole voting stockholders of WHI, and (iv) Irving B. Harris is the Chairman of WHI.

 (4) The information as to Mario J. Gabelli and entities controlled directly or indirectly by Mr. Gabelli is derived from Schedule 13D/A as filed with the Commission on March 17, 1999. Such statement discloses that (i) Mr. Gabelli is the chief investment officer for most of the entities signing such statements and is deemed to have beneficial ownership of the shares beneficially owned by all such entities, (ii) Mr. Gabelli and such entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder, and
     (iii) with respect to Penton common stock, Mr. Gabelli and such entities have the sole power to vote and dispose of all the shares of which they are beneficial owners, unless the aggregate voting interest of all such entities exceeds 25% of Penton's total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of such entities would have the sole power to vote certain shares of Penton common stock except 99,683 shares of Penton's common stock as to which they have no voting power.

 (5) The information as to Janus Capital Corporation ("Janus") is derived from
     Schedule 13G as filed with the Commission on February 12, 1999. Such statement discloses that (i) Thomas H. Bailey is President and Chairman of the Board of Janus, owns approximately 12.2% of Janus and may be deemed to exercise control over Janus, (ii) Janus is deemed to have beneficial ownership of all its shares of Penton common stock, (iii) Janus and Mr. Bailey share voting and dispositive power with respect to such shares, (iv) all such shares are held by managed portfolios to which Janus is an investment advisor or sub-advisor, and (v) Mr. Bailey disclaims beneficial ownership of such shares.

 (6) The information as to the Current Harris Group (as defined below), Joan W. Harris, King Harris, and William J. Friend is derived in part from Schedule 13D as filed with the Commission on August 12, 1998, and statements required to be filed by such named persons pursuant to Section 16(a) of the Exchange Act. Such statements were filed on behalf of such named persons as well as those other persons and entities who are currently members of the "Harris Group" beneficially owning, directly or indirectly, shares of Penton common stock (the "Current Harris Group"). Such statements disclose that, because of the relationships among members of the Current Harris Group, such persons may be deemed to be a group within the meaning of
     Section 13(d) of the Exchange Act and the rules and regulations thereunder. The "Harris Group" means Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris, and June Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons, and executors of estates of such persons. Joan
     W. Harris is the spouse of Irving B. Harris and the aunt of King Harris. King Harris is the uncle of William J. Friend. The aggregate number of outstanding shares which may be deemed to be beneficially owned by the Current Harris Group includes all the shares shown in this table for WHI, Joan W. Harris, King Harris, and William J. Friend. The total excludes duplication of shares within such group.

 (7) Consists of 3,000 shares held by WHI for the account of Joan W. Harris. As set forth in note (3), the voting power of the shares held by WHI is shared by WHI with the respective persons for whose account they are held and WHI has sole dispositive power with respect to such shares.

 (8) Mr. King Harris shares the power to vote and dispose of 949,266 such shares.

 (9) Mr. Friend shares the power to vote and dispose of 70,826 such shares.

(10) Mr. Ramella shares the power to vote and dispose of 58,886 such shares.

(11) Includes 878,440 shares as to which voting power is shared other than with directors and officers of Penton.

On August 7, 1998, Pittway Corporation, the then sole stockholder of Penton, distributed 100% of the outstanding common stock of Penton on the basis of one share of common stock for each share of

Pittway common stock outstanding and one share of common stock for each share of Pittway class A stock outstanding (the "Stock Distribution"). As a result of the Stock Distribution, Penton Media, Inc. became an independent publicly-traded company.

ELECTION OF DIRECTORS

Three directors are to be elected to serve a three-year term expiring in 2002 and until their respective successors have been elected. Nominees for election this year are: William J. Friend, Don E. Schultz, and Richard B. Swank. The directors to be elected will be elected by a plurality of the votes cast FOR directors. Except to the extent that stockholders indicate otherwise on their proxies solicited by Penton's Board of Directors, the holders of such proxies intend to vote such proxies for the election as directors of the persons named in the following table as nominees for election, provided that if any of the nominees for election shall be unable or shall fail to act as such by virtue of an unexpected occurrence, such proxies will be voted for such other person or persons as shall be determined by the holders of such proxies in their discretion or, so long as such action does not conflict with the provisions of Penton's Restated Certificate of Incorporation, as amended, the Board of Directors may, in its discretion, reduce the number of directors to be elected.

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM ENDING 2002:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
             NOMINEE                 SINCE      AGE                  AND DIRECTORSHIPS
             -------                --------    ---                --------------------
William J. Friend(I)                  1998      35     Assistant to the President/Strategic Planning
                                                       Manager of Pittway Corporation (manufacturer
                                                       and distributor of alarm and other security
                                                       products) since August 1996. National Sales
                                                       Manager, Xetron (division of Pittway) from
                                                       April 1994 to July 1996 and Engineering
                                                       Product Manager, System Sensor (division of
                                                       Pittway) from August 1992 to March 1994.
Don E. Schultz(A)(N)                  1998      65     President of Agora, Inc. (integrated
                                                       marketing communications consulting firm).
                                                       Professor of Integrated Marketing
                                                       Communications at the Medill School of
                                                       Journalism, Northwestern University. Senior
                                                       Partner, Targetbase Marketing International
                                                       and the Targetbase Institute. Director,
                                                       Insignia Systems, Inc.
Richard B. Swank(C)(I)                1998      67     Retired. Director, The Dialog Corporation Plc
                                                       (an online information and data provider)
                                                       from November 1997 to present. Chairman and
                                                       Chief Executive Officer of Advanstar
                                                       Communications, Inc. (magazine, publishing,
                                                       exhibition and marketing services enterprise)
                                                       from April 1990 to December 1994 and Director
                                                       until May 1996.

DIRECTORS CONTINUING IN OFFICE UNTIL 2000:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
               NAME                  SINCE      AGE                  AND DIRECTORSHIPS
               ----                 --------    ---                --------------------
William C. Donohue                    1998      54     President of Donohue Meehan Publishing
                                                       Company (business publishing company and a
                                                       subsidiary of Penton) since January 1987.

                                    DIRECTOR                       PRINCIPAL OCCUPATION
               NAME                  SINCE      AGE                  AND DIRECTORSHIPS
               ----                 --------    ---                --------------------
Joan W. Harris(C)(N)                  1998      68     President of the Harris Foundation (a private
                                                       charitable foundation) since January 1993.
                                                       President of the Chicago Music and Dance
                                                       Theater. Former Commissioner for Cultural
                                                       Affairs for the City of Chicago. Past
                                                       chairperson of the Illinois Arts Alliance and
                                                       former director of National Public Radio
                                                       (1990-1997).
John J. Meehan                        1998      51     Executive Vice President of Donohue Meehan
                                                       Publishing Company (a business publishing
                                                       company and a subsidiary of Penton) since
                                                       January 1987.
Daniel J. Ramella(E)                  1990      47     President and Chief Operating Officer of
                                                       Penton since 1990.

DIRECTORS CONTINUING IN OFFICE UNTIL 2001:

                                    DIRECTOR                       PRINCIPAL OCCUPATION
               NAME                  SINCE      AGE                  AND DIRECTORSHIPS
               ----                 --------    ---                --------------------
Anthony Downs(A)(C)                   1998      68     Senior Fellow of Brookings Institution
                                                       (non-profit social policy research center)
                                                       since 1977; Consultant since 1977. Director,
                                                       Pittway Corporation (manufacturer and
                                                       distributor of alarm and other security
                                                       products), Bedford Property Investors, Inc.
                                                       (real estate investment trust), Essex
                                                       Property Trust, Inc. (real estate investment
                                                       trust), General Growth Properties, Inc. (real
                                                       estate investment trust), Massachusetts
                                                       Mutual Life Insurance Corporation (insurance
                                                       company), and National Partnership Foundation
                                                       (low-income housing operator).
King Harris(C)(E)(N)                  1987      55     Non-executive Chairman of the Board since May
                                                       1998. President, Chief Executive Officer and
                                                       Director of Pittway Corporation (manufacturer
                                                       and distributor of alarm and other security
                                                       products) since 1987. Non-executive Chairman
                                                       of the Board and Director, Aptar Group, Inc.
                                                       (specialty packaging components
                                                       manufacturer).
Thomas L. Kemp(E)                     1996      47     Chief Executive Officer of Penton since
                                                       September 1996; Chairman of the Board of
                                                       Penton from September 1996 to May 1998;
                                                       President and Chief Operating Officer from
                                                       January 1996 to August 1996, Executive Vice
                                                       President from 1994 to 1996, and Senior Vice
                                                       President, Business and Special Interest
                                                       division, from 1992 to 1994, of Miller
                                                       Freeman, Inc. (business magazine publisher
                                                       and exhibition manager).
Edward J. Schwartz(A)(E)(I)           1998      57     Vice President of Pittway Corporation
                                                       (manufacturer and distributor of alarm and
                                                       other security products) since 1989.

---------------

(A) Member of Audit Committee

(C) Member of Compensation Committee

(E) Member of Executive Committee

(I) Member of Investment Committee

(N) Member of Nominating Committee

Joan W. Harris is the aunt of King Harris. Mr. Harris is the uncle of William J. Friend. Pursuant to the agreement by which Penton acquired Donohue Meehan Publishing Company, William C. Donohue and John J. Meehan were elected to serve as directors of Penton until Penton's 2000 annual meeting. This agreement also provided that, in addition to Messrs. Donohue and Meehan, Messrs. Harris, Thomas
L. Kemp and Daniel J. Ramella and six other members to be designated by Pittway Corporation would constitute Penton's Board of Directors after the Stock Distribution and that the number of directors would not exceed fifteen before December 31, 1999.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Penton's Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee, an Investment Committee and a Nominating Committee.

Executive Committee. The Executive Committee consists of Mr. Harris as Chairman and Messrs. Kemp, Ramella and Edward J. Schwartz. When the Board is not in session, the Executive Committee may exercise all the powers and authority of the Board except as limited by law and Penton's Amended and Restated Certificate of Incorporation. The Executive Committee held three meetings in fiscal 1998.

Audit Committee. The Audit Committee consists of Mr. Schwartz as Chairman and Anthony Downs and Don Schultz. The Audit Committee reviews, as it deems appropriate, and approves internal accounting and financial controls for Penton and auditing practices and procedures to be employed in the preparation and review of Penton's financial statements. The Audit Committee makes recommendations to the full Board concerning the engagement of independent public accountants to audit Penton's annual financial statements and arranges with such accountants the scope of the audit to be undertaken by such accountants. The Audit Committee held one meeting in fiscal 1998.

Compensation Committee. The Compensation Committee consists of Richard Swank as Chairman and Ms. Harris, Mr. Downs, and Mr. Harris. The Compensation Committee reviews and determines the compensation of executive officers, reviews and makes recommendations to the Board with respect to salaries, bonuses, and deferred compensation of other officers and executives, compensation of directors and management succession, and makes such determinations and performs such other duties as are expressly delegated to it pursuant to the terms of any employee benefit plan of Penton. The Compensation Committee held three meetings in fiscal 1998.

Investment Committee. The Investment Committee consists of Mr. Schwartz as Chairman and Messrs. Friend and Swank. The Investment Committee provides objectives and guidelines for the investment of funds held in trust under the various Penton pension plans, acts as the investment committee for purposes of any 401(k) plans, and reviews the performance of investment managers charged with investing Penton pension plan funds. The Investment Committee held one meeting in fiscal 1998.

Nominating Committee. The Nominating Committee consists of Ms. Harris as Chairwoman and Messrs. Harris and Schultz. The Nominating Committee, as it deems appropriate, makes recommendations to the full Board with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The Nominating Committee considers suggestions regarding candidates for election to the Board submitted by stockholders in writing to Penton's Secretary. The Nominating Committee did not meet in fiscal 1998.

With regard to the 2000 annual meeting of stockholders, any such suggestion must be received by the Secretary no later than the date by which stockholder proposals for such annual meeting must be received as described below under the heading "Stockholder Proposals for the 2000 Annual Meeting."

The Board of Directors of Penton met five times during 1998. All of the directors attended at least seventy-five percent of the total meetings held by the Board of Directors and by the committees on which they served in 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee was or has been an officer or employee of Penton or engaged in transactions with Penton (other than in his capacity as director). None of Penton's executive officers serves as a director or member of the compensation committee of another entity, one of whose executive officers serves as a member of the Compensation Committee or a director of Penton.

EXECUTIVE OFFICERS

All officers of Penton are elected each year by the Board of Directors at its annual organization meeting. In addition to Messrs. Kemp and Ramella, information with respect to whom is set forth above, the executive officers of Penton include the following:

James D. Atherton, 63, Group President of Penton since prior to 1994.

Charles T. Griesemer, 47, Vice President/Controller of Penton since July 1998. Vice President of Finance since prior to 1994.

Joseph G. NeCastro, 42, Chief Financial Officer and Treasurer of Penton since June 1998. Before joining Penton, Mr. NeCastro spent five years with Reader's Digest Association, Inc. He was Vice President, Finance for Reader's Digest USA from 1995 until 1998 and Corporate Controller in 1994 and 1995.

David B. Nussbaum, 41, Executive Vice President and Group President of Penton since September 1998. Before joining Penton, Mr. Nussbaum was Senior Vice President from 1995 to August 1998 and Vice President from 1994 to 1995 of Miller Freeman Inc.

Preston L. Vice, 50, Senior Vice President and Secretary of Penton since July 1998. Senior Vice President since prior to 1994.

James W. Zaremba, 58, Group President of Penton since prior to 1994.

COMPENSATION

BOARD COMPENSATION

Compensation of non-employee directors consists of an annual retainer of $15,000, plus $2,000 for each Board meeting attended in person, $500 for each Board meeting attended by telephone and $500 for each committee meeting attended, except that $250 is paid for attending a committee meeting held on the same day as a Board meeting. The Chairman of each of the Audit and Compensation Committees is paid an additional $2,000 per year. In lieu of the above fees, the non-executive Chairman of the Board receives an annual retainer of $50,000 per year. Employee directors are not separately compensated for serving as directors.

Each director of Penton will be reimbursed by Penton for out-of-pocket expenses incurred in attending Board and Board committee meetings.

Penton has adopted the Director Option Plan for non-employee directors. Pursuant to the Director Option Plan, and subject to certain limitations contained in it, the Board may grant non-qualified options to purchase common stock, at an exercise price not less than fair market value on the date of grant, to directors of Penton who at the time of grant are not employees of Penton or any of its subsidiaries. On June 8, 1998, each non-employee director was awarded an option to purchase 8,000 shares of common stock, which will vest at the rate of 2,000 per year. In addition, Mr. Schwartz was awarded an option to purchase 13,000 shares of common stock on June 8, 1998, which vested on December 8, 1998.

The Board wishes to continue to promote the long-term financial interests of Penton through the grant of stock options to non-employee directors, while providing more flexibility in the types of share awards authorized for grant under the Director Option Plan. In order to achieve these objectives, the Board has amended, subject to stockholder approval, the Director Option Plan. See "Proposal to Approve an Amendment to the Penton Media, Inc. 1998 Director Stock Option Plan" for further details.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Chief Executive Officer of Penton (who served as such throughout 1998) and for each of Penton's four most highly compensated other executive officers during 1998 who were serving at the end of 1998.

                                                                  LONG TERM
                                                                COMPENSATION
                                                                   AWARDS
                                                           -----------------------
                                           ANNUAL                       SECURITIES
                                        COMPENSATION       RESTRICTED   UNDERLYING
                                     -------------------     STOCK       OPTIONS      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS       AWARDS       (#)(1)     COMPENSATION
---------------------------   ----   --------   --------   ----------   ----------   ------------
Thomas L. Kemp,               1998   $450,000   $320,500    $60,000(2)    60,000(3)     8,930(4)
Chief Executive Officer       1997    400,000    291,000          0       10,000        4,322
                              1996    133,336    200,000          0        4,000          175
Daniel J. Ramella,            1998    350,000    229,000     50,000(2)    46,000        6,540(5)
President and Chief           1997    330,000    241,000          0        7,000        4,481
Operating Officer             1996    315,000    150,000    100,000(1)     7,000        4,330
James W. Zaremba,             1998    238,327    166,680          0       25,000        5,100(6)
Group President               1997    210,000    181,510          0        2,000        5,362
James D. Atherton,            1998    238,327    126,252          0       25,000        5,856(7)
Group President               1997    210,000    169,880          0        2,000        5,498
Preston L. Vice,              1998    160,000    112,739          0       20,000        6,528(8)
Sr. Vice President/Secretary

---------------

(1) The amounts and numbers listed for 1996 and 1997 represent awards under the Pittway Corporation 1990 Stock Performance Awards Plan.

(2) Deferred Shares awarded in lieu of bonuses that would otherwise have been paid in cash: Mr. Kemp, 3,698 shares; Mr. Ramella, 3,082 shares, each having three year deferral periods, subject to acceleration in the event of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton. This number is valued as of the date of grant. As of December 31, 1998, the value of the Deferred Shares awards to Messrs. Kemp and Ramella in 1998 were $74,885 and $62,411, respectively. The Deferred Shares awarded to Messrs. Kemp and Ramella in 1998 do not provide for dividend equivalents or voting rights. As of December 31, 1998, these were the only Deferred Shares awarded to Messrs. Kemp and Ramella. For information concerning awards granted since December 31, 1998, see "New Plan Benefits Table."

(3) In addition, in accordance with the terms of his employment agreement, Mr. Kemp converted unexercised options to purchase Pittway stock into 47,655 options to purchase Penton common stock as described under "Employment Agreements."

(4) Consists of $4,800 annual matching contributions during the year to Pittway's salary reduction plan and $4,130 for term life insurance provided by Penton during the year.

(5) Consists of $4,800 annual matching contributions during the year to Pittway's salary reduction plan and $1,740 for term life insurance provided by Penton during the year.

(6) Consists of $3,750 annual matching contributions during the year to Pittway's salary reduction plan and $1,350 for term life insurance provided by Penton during the year.

(7) Consists of $3,750 annual matching contributions during the year to Pittway's salary reduction plan and $2,106 for term life insurance provided by Penton during the year.

(8) Consists of $4,800 annual matching contributions during the year to Pittway's salary reduction plan and $1,728 for term life insurance provided by Penton during the year.

STOCK OPTION GRANTS DURING YEAR

The following table sets forth information with respect to stock options granted during 1998 to executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                          -----------------------------------------------------     VALUE AT ASSUMED
                           NUMBER OF     % OF TOTAL                               ANNUAL RATES OF STOCK
                          SECURITIES       OPTION      EXERCISE                    PRICE APPRECIATION
                          UNDERLYING     GRANTED TO    OF BASE                     FOR OPTION TERM(1)
                           OPTION(S)    EMPLOYEES IN    PRICE      EXPIRATION     ---------------------
          NAME            GRANTED (#)   FISCAL YEAR     ($/SH)        DATE         5%($)       10%($)
          ----            -----------   ------------   --------   -------------   --------   ----------
Thomas L. Kemp(2) (3)       60,000          9.4        $16.225       8/7/08       $612,300   $1,551,300
Daniel J. Ramella(2)        46,000          7.2         16.225       8/7/08        469,430    1,189,330
James D. Atherton(2)        25,000          3.9         16.225       8/7/08        255,125      646,375
James W. Zaremba(2)         25,000          3.9         16.225       8/7/08        255,125      646,375
Preston L. Vice(2)          20,000          3.1         16.225       8/7/08        204,100      517,100

---------------

(1) The assumed annual rates of appreciation in the price of common stock are in accordance with rules of the Securities and Exchange Commission and are not predictions of future market prices of the common stock nor of the actual values the named executive officers will realize. In order for such annual rates of appreciation to be realized over the 10-year term of the options, the market price of the common stock would have to increase to $26.43 per share (5%) or $42.08 per share (10%) during that term. In such event, and assuming corresponding annual rates of increase for the market price of common stock, the market value of all currently outstanding shares of common stock would have increased by approximately $232,500,000 (5%) or $589,000,000 (10%) during that 10-year term.

(2) Consists of non-qualified options to purchase common stock granted under the Equity Incentive Plan at an exercise price equal to the average closing price of the common stock for the five trading day period ending on the eighth trading day after the Stock Distribution. Each option becomes fully exercisable on the third anniversary of the date of grant, subject to full or partial acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton; partial acceleration in increments of 33 1/3% each year commencing one year after the date of grant if termination is for any other reason other than for "cause").

(3) In addition, in accordance with the terms of his employment agreement, Mr. Kemp converted unexercised options to purchase Pittway stock into 47,655 options to purchase Penton common stock as described under "Employment Agreements."

OPTION EXERCISES AND YEAR-END VALUES

The following table sets forth information with respect to exercises of options during 1998 by the executive officers named in the Summary Compensation Table and the values of unexercised options held by them as of December 31, 1998.

         AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            SHARES                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           ACQUIRED      VALUE       OPTIONS AT YEAR-END (#)           AT YEAR-END ($)
                          ON EXERCISE   REALIZED   ---------------------------   ---------------------------
          NAME                (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----            -----------   --------   -----------   -------------   -----------   -------------
Thomas L. Kemp                 0           0            0           107,655           0           433,311
Daniel J. Ramella              0           0            0            46,000           0           185,150
James D. Atherton              0           0            0            25,000           0           100,625
James W. Zaremba               0           0            0            25,000           0           100,625
Preston L. Vice                0           0            0            20,000           0            80,500

EMPLOYMENT AGREEMENTS

During 1998, employment agreements between Penton and each of Messrs. Kemp and Ramella provided for minimum annual salaries of $400,000 and $330,000, respectively, supplementary insurance coverage and participation in Penton's supplemental executive retirement plan. Mr. Kemp's agreement also provided for the payment of accrued but unvested pension plan and defined contribution plan benefits in the event of termination of employment prior to full vesting. The agreements were for terms expiring September 2, 1999 and December 31, 2000, respectively. Each agreement provided for an automatic renewal at the end of each contract year for an additional year (or until age 65, if earlier) unless either party thereto elected otherwise, but could be terminated by the executive officer on specified advance notice (with forfeiture of supplemental retirement benefits). Each agreement included non-competition, non-solicitation and confidentiality obligations on the part of the executive officer which survive its termination.

Under the terms of his employment agreement, Mr. Kemp was entitled to surrender to Pittway for cancellation immediately prior to the Stock Distribution all non-qualified options to purchase Pittway stock under the Pittway 1990 Stock Awards Plan held by him and to receive from Penton at the close of business on the Stock Distribution date non-qualified options to purchase common stock under the Equity Incentive Plan having an exercise price equal to the then fair market value of the common stock and having exercisability provisions corresponding to and an aggregate value equal to that of the surrendered options to purchase Pittway stock. Mr. Kemp exercised one-third of his options to purchase Pittway stock prior to the Stock Distribution date and surrendered his remaining options to purchase Pittway stock for 47,655 options to purchase common stock under the Equity Incentive Plan. Such number of options to purchase common stock had a value equal to the value of the options to purchase Pittway stock Mr. Kemp surrendered. In addition, Mr. Kemp's employment agreement provided that he was to receive, at the close of business on the Stock Distribution date, a non-qualified option to purchase common stock under the Equity Incentive Plan having an exercise price equal to the then fair market value of the common stock and a value of $400,000. Mr. Kemp waived this right in consideration for receiving, in connection with and subject to completion of the Stock Distribution, an option to purchase 60,000 shares of common stock at an exercise price per share equal to the average closing price of the common stock for the five trading day period ending on the eighth trading day after the Stock Distribution.

In lieu of portions of bonuses otherwise payable in cash in 1998, Messrs. Kemp and Ramella were awarded, subject to completion of the Stock Distribution, 3,698 and 3,082 Deferred Shares, respectively, under the Equity Incentive Plan, each having three-year deferral periods, subject to acceleration in the event of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton.

In 1999, the Compensation Committee approved restated employment agreements with each of Messrs. Kemp and Ramella and approved initial employment agreements with each of Messrs. Atherton and Zaremba. The agreements provide for minimum annual salaries of $470,000, $365,000, $265,000 and $265,000, respectively, and in the case of Messrs. Kemp and Ramella, supplementary insurance coverage and participation in Penton's supplemental executive retirement plan. The agreements are for terms currently expiring December 31, 2001 in the case of Messrs. Kemp and Ramella, and December 31, 2000 in the case of Messrs. Atherton and Zaremba, and renew automatically at the end of each year for an additional year (or until age 65, if earlier) unless either party thereto elects otherwise, but may be terminated by the executive party thereto on 120 days notice. The agreements include non-competition, non-solicitation and confidentiality obligations on the part of each Executive, which survive its termination.

The agreements also provide that in the event the Executive's employment is terminated by Penton (other than for "cause" (as defined in the agreements) or by reason of his death, disability or retirement) or by the Executive for "good reason" (as defined in the agreements and as described below) during the two years following a "change in control," the Executive will be entitled to receive certain severance benefits. In the case of Messrs. Kemp and Ramella, each such Executive is entitled to receive (a) any accrued but unpaid salary and expense reimbursement; (b) salary (as in effect at the time of termination or, if higher, as in effect as of the most recent extension of the employment period) for a period of three years following the date of his termination after a change in control (payable, at the Executive's option, in a lump sum); (c) target bonus for the year in which the termination occurs or, if higher, the Executive's target bonus for the preceding year or the year in which the change in control occurs; and (d) if the Executive's employment is terminated after July 1 of the then-current year, a pro-rated portion of the Executive's target bonus for the year in which the termination occurs or, if higher, a pro-rated portion of the Executive's target bonus for the preceding year or the year in which the change in control occurs. In the case of Messrs Atherton and Zaremba, each such Executive is entitled to receive (a) any accrued but unpaid salary and expense reimbursement; and (b) two times his salary (as in effect at the time of termination or, if higher, as in effect as of the most recent extension of the employment period) and target bonus for the year in which the termination occurs or, if higher the Executive's target bonus for the preceding year or the year in which the change in control occurs (payable, at the Executive's option, in a lump sum). All Executives party to such agreements are also entitled to the continuation of certain additional benefits (e.g., medical insurance).

Benefits under these agreements are subject to an overall limitation which assures that payments will not constitute "excess golden parachute payments" under federal income tax law.

The transactions that are deemed to result in a change in control for the purposes of these agreements include: (a) any person (with certain exceptions as described in the agreements) becoming the beneficial owner of 40% or more of the voting stock of Penton; (b) individuals who, as of the date of the agreements, constitute the board of directors (the "Incumbent Board") cease for any reason (other than death or disability) to constitute at least a majority of the board of directors (provided that any individual who becomes a director subsequent to the date of the agreements whose appointment or election is approved by a majority of the Incumbent Board is considered to be a member of the Incumbent Board); (c) a merger or consolidation with, or sale of all of or substantially all of Penton's assets to another corporation, as a result of which less than a majority of the voting shares of the surviving entity are owned by former shareholders of Penton; and (d) approval by the shareholders of Penton of a complete liquidation or dissolution of Penton. "Good reason" for termination of employment by the Executive includes reduction in salary, the failure by Penton to extend the Executive's employment under the agreement or a breach by Penton of the terms of the agreement.

The Compensation Committee felt it appropriate to improve the existing employment contract with Messrs. Kemp and Ramella and to enter into formal contracts for employment with Messrs. Atherton and Zaremba in order to encourage them to continue their services and provide the long-term benefits of their leadership. The provisions relating to a change in control are to retain the executives and provide for continuity of management in the event of any actual or threatened change in the control of Penton.

PLANS AND ARRANGEMENTS

EMPLOYEE RETIREMENT AND SAVINGS PLANS

Retirement Plan

Participants in the Penton Media, Inc. Retirement Plan (the "Retirement Plan") consist of a majority of the full-time employees of Penton and its subsidiaries in the United States, including the executive officers. The Retirement Plan is fully paid for by Penton, and employees become fully vested after five years of service. The annual benefit payable to an employee under the Retirement Plan upon retirement, computed as a straight life annuity amount, equals the sum of the separate amounts the employee accrues for each of his years of service under the Retirement Plan. Such separate amounts are determined as follows: for each year through 1988, 1.2% of such year's compensation up to the Social Security wage base for such year and 1.85% (2.0% for years after 1986) of such year's compensation above such wage base; for each year after 1988 through the year in which the employee reaches thirty-five years of service, 1.2% of such year's "covered compensation" and 1.85% of such year's compensation above such "covered compensation;" and for each year thereafter, 1.2% of such year's compensation. Years of service and compensation with Pittway are taken into account under the Retirement Plan. The employee's compensation under the Retirement Plan for any year includes all salary (before any election under Pittway's or Penton's salary reduction plan or cafeteria plan), commissions and overtime pay and, beginning in 1989, bonuses; subject to such year's limit applicable to tax-qualified retirement plans ($160,000 for 1998 and, currently, for each year thereafter). The employee's "covered compensation" under the Retirement Plan for any year is generally the average, computed as of such year, of the Social Security wage bases for each of the thirty-five years preceding the employee's Social Security retirement age, assuming that such year's Social Security wage base will not change in the future. Normal retirement age under the Retirement Plan is age 65, and reduced benefits are available as early as age 55. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Estimated annual benefits payable under the Retirement Plan upon retirement at normal retirement age for the following persons (assuming 1998 and future compensation at the $160,000 limit currently applicable, and that covered compensation remains constant) are: Mr. Kemp, $49,733; Mr. Ramella, $87,528; Mr. Zaremba, $58,841; Mr. Atherton, $53,495; and Mr. Vice, $74,786.

Supplemental Executive Retirement Plan

Messrs. Kemp and Ramella participate in Penton's supplemental executive retirement plan, which is not tax-qualified. The annual benefit payable to a participant under the plan at age 65, computed as a straight life annuity amount, equals the sum of the separate amounts the participant accrues for each of his years of service after September 3, 1996, and January 1, 1996, respectively. Years of service and compensation with Pittway are taken into account. The separate amount for each such year is 1.85% of that portion of the participant's salary and annual discretionary cash bonus, if any, for such year (before any election under Pittway's or Penton's salary reduction plan, and including any portion of such bonus taken in the form of Deferred Shares Awards) in excess of $160,000 (or any higher limit applicable that year to tax-qualified retirement plans) but less than $300,000. Benefits are not subject to reduction for Social Security benefits or other offset amounts. Accrued benefits are subject to forfeiture in certain events. Estimated annual benefits payable under the plan upon retirement at age 65 for Messrs. Kemp and Ramella (assuming 1998 and future annual salary and discretionary cash bonus of not less than $300,000 for each of them and that the $160,000 limit currently applicable remains constant) are: Mr. Kemp, $51,334; and Mr. Ramella, $54,730.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that Penton specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

The Compensation Committee of the Board of Directors is responsible for establishing and administering an executive compensation program for Penton, determining the compensation of the Chief Executive Officer of Penton and approving the compensation proposed by the Chief Executive Officer for all other executive officers of Penton. Actions regarding compensation for 1998 were approved by the Compensation Committee of Pittway Corporation prior to the Stock Distribution. Penton's Compensation Committee intends to follow the compensation policies discussed below.

The Compensation Committee, comprised of four non-employee directors, has prepared this report to summarize Penton's policies and practices with regard to executive compensation.

OBJECTIVES

Penton's basic objectives for executive compensation are to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value.

ELEMENTS OF COMPENSATION

Total compensation has three components: (1) base salary; (2) short-term incentive (generally cash bonus); and (3) long-term incentive (generally stock options).

BASE SALARY

Base salaries for executive officers are set within ranges that are reasonable, considering comparable positions in companies similar to Penton in industry and region. Base salaries are also intended to be equitable and high enough to keep qualified executives from being overdependent on cash bonuses.

SHORT-TERM INCENTIVES

Annual cash bonuses are based on Penton's attainment of its earnings objectives. Generally, all cash bonuses are tied to individual and group performance based on goals established at the start of the year and are available in proportionately greater amounts to those who can most influence corporate earnings.

LONG-TERM INCENTIVES

Long-term incentives consisting of stock options and other equity-based awards are intended to motivate executives to make and execute plans that improve stockholders' value over the long-term.

CHIEF EXECUTIVE OFFICER COMPENSATION

At the start of the 1998 fiscal year, the Compensation Committee of Pittway Corporation increased Mr. Kemp's salary to $450,000. On the Stock Distribution date, Mr. Kemp was granted an option to purchase 60,000 shares of Penton common stock and, pursuant to the terms of his employment agreement, Mr. Kemp surrendered his remaining options to purchase shares of Pittway stock under the Pittway 1990 Stock Awards Plan and received options to purchase an additional 47,655 shares of Penton's common stock under the Equity Incentive Plan. In addition, in lieu of a $60,000 cash bonus, Mr. Kemp received 3,698 Deferred Shares having a three year deferral period, subject to full or partial acceleration in the event of earlier termination of employment (full acceleration if earlier termination is on account of death, permanent disability, retirement upon or after reaching age sixty-five or upon a change of control of Penton). At the conclusion of the 1998 fiscal year, in accordance with Penton's emphasis on variable compensation linked to earnings performance and Penton's intent to motivate long-term improvement in shareholder value, the Compensation Committee awarded Mr. Kemp a $320,500 cash bonus, an option to purchase 37,000 shares of Penton's common stock and 4,969 Deferred Shares having a value on the date of grant of $100,000.

This report is submitted on behalf of the Compensation Committee:

                                          Richard B. Swank, Chairman
                                          Anthony Downs
                                          Joan W. Harris
                                          King Harris

PERFORMANCE GRAPH

The following graph reflects a comparison of the cumulative total stockholder return on the common stock with the Russell 2000 Market Index and an index of peer companies, respectively, for the period commencing August 10, 1998 (the initial trading date for the common stock) through December 31, 1998. The peer group consists of CMP Media, Inc., Elsevier NV, Meredith Corporation, Inc., Playboy Enterprises, Inc. (Class B), Primedia, Inc., Reader's Digest Association, Inc., Reed International Plc, Scholastic Corporation, United News & Media Plc and Ziff-Davis, Inc. The graph assumes that the value of the investment in the common stock and each index was $100 at August 10, 1998, and all dividends were reinvested. The comparisons in this graph are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the common stock. graph

                                                      PENTON MEDIA             RUSSELL 2000 INDEX              PEER GROUP
                                                      ------------             ------------------              ----------
8/10/98                                                     100                         100                         100
9/30/98                                                   84.81                       86.89                       90.99
10/31/98                                                  92.52                       90.43                       92.51
11/30/98                                                 106.77                       95.06                       92.57
12/31/98                                                 125.12                      100.79                       93.78

PROPOSAL TO APPROVE THE PENTON MEDIA, INC. 1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

The Equity Incentive Plan permits the granting of stock options and other awards to officers and other key employees of Penton. Stock options may be either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or other options.

The purpose of the Equity Incentive Plan is to promote the long-term financial interests of Penton and its affiliates by attracting and retaining officers and other key employees and to provide to such persons incentives and rewards for superior performance.

Approximately 90 officers and key employees of Penton and its subsidiaries are eligible to receive awards under the Equity Incentive Plan. Non-employee directors are ineligible for awards.

Plan Summary

General. Under the Equity Incentive Plan, the Compensation Committee is authorized to make awards of options to purchase shares of common stock ("Option Rights"), awards of Tandem Appreciation Rights and/or Free-Standing Appreciation Rights ("Appreciation Rights"), awards of restricted shares ("Restricted Shares"), awards of deferred shares ("Deferred Shares"), and awards of performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to awards of the various types, including those terms that may be established by the Compensation Committee when making or administering particular awards, are set forth in detail in the Equity Incentive Plan.

Shares Available Under the Equity Incentive Plan. Subject to adjustment as provided in the Equity Incentive Plan, the number of shares of common stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, or
(v) in payment of dividend equivalents paid with respect to awards made under the Equity Incentive Plan may not exceed 2,500,000 in the aggregate (subject to adjustment as described below). Such shares of common stock may be shares of original issuance, treasury shares or a combination of both. Upon the payment of any option price by the transfer to Penton of shares of common stock or upon satisfaction of any withholding amount by means of transfer or relinquishment of shares of common stock, only the net number of shares of common stock actually issued or transferred by Penton will be deemed to have been issued or transferred under the Equity Incentive Plan.

Subject to adjustment as described below, (i) the aggregate number of shares of common stock actually issued or transferred by Penton upon the exercise of ISOs shall not exceed 2,500,000 shares of common stock; (ii) no participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares of common stock during any period of one year; and (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 200,000 shares of common stock. No participant may receive an award of Performance Shares or Performance Units having an aggregate maximum value as of the date of grant in excess of $1,000,000.

Eligibility. Officers and other key employees of Penton and its subsidiaries may be selected by the Compensation Committee to receive benefits under the Equity Incentive Plan. The Compensation Committee may also make awards under the Equity Incentive Plan to a person who has agreed to commence serving in any such capacity within 90 days of the date of grant.

Option Rights. The Compensation Committee may grant Option Rights, which entitle the optionee to purchase a specified number of shares of common stock at a price not less than 100% of the Market Value per Share (as defined in the Equity Incentive Plan) on the date of grant for ISOs and not less than the greater of 85% of the Market Value per Share on the date of grant or the par value of a share of common stock for all other Option Rights. The option price is payable in cash, by the transfer to Penton of nonforfeitable unrestricted shares of common stock owned by the optionee having a value at the time of exercise equal to the option price, by any other legal consideration the Compensation Committee may deem appropriate, or by a combination of such payment methods. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the shares of common stock to which the exercise relates. Any grant may provide for the automatic grant of additional Option Rights to an optionee upon the exercise of Option Rights using shares of common stock as payment.

Option Rights granted under the Equity Incentive Plan may be Option Rights that are intended to qualify as ISOs, Option Rights that are not intended to so qualify, or combinations thereof. The Compensation Committee may, at or after the date of grant of any Option Rights (other than ISOs), provide for the payment of dividend equivalents to the optionee in cash or additional shares of common stock on a current, deferred, or contingent basis or may provide that such equivalents be credited against the option price. The Compensation Committee may condition the exercise of Option Rights on the achievement of Management Objectives (as defined in the Equity Incentive Plan).

No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with Penton or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control (as defined below) of Penton. Successive grants may be made to the same optionee whether or not Option Rights previously granted remain unexercised. The exercise of an Option Right cancels, on a share-for-share basis, any Tandem Appreciation Right.

Appreciation Rights. Appreciation Rights provide participants an alternative means of realizing the benefits of Option Rights. A Tandem Appreciation Right is a right to receive from Penton up to 100 percent of the spread between the option price and the current value of the shares of common stock underlying the option. The amount is determined by the Compensation Committee and the right is exercisable only when the related Option Right is also exercisable, the spread is positive and the recipient surrenders the related Option Right for cancellation. A Free-Standing Appreciation Right is the right to receive from Penton up to 100% of the spread at the time of exercise. When computing the spread for a Free-Standing Appreciation Right, the base price must be equal to or greater than the market value of the underlying shares of common stock on the date of grant. Successive grants may be made to the same recipient even if that individual already has unexercised Free-Standing Appreciation Rights. No Free-Standing Appreciation Right may be exercised more than ten years from the date of grant.

Any grant of Appreciation Rights may specify any or all of the following: (i) that the amount payable on exercise of an Appreciation Right may be paid by Penton in cash, in shares of common stock or in any combination thereof, and the right to elect among those alternatives may be given to the participant or retained by the Compensation Committee, (ii) a maximum amount payable on exercise, (iii) waiting periods before exercise, (iv) permissible exercise dates or periods, (v) whether the Appreciation Right may be exercised only on or after a Change of Control of Penton, (vi) whether dividend equivalents may be paid in cash or in shares of common stock, and (vii) Management Objectives that must be achieved as a condition to exercise such rights.

Restricted Shares. An award of Restricted Shares involves the immediate transfer by Penton to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend, and other ownership rights in such shares, but the Compensation Committee may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Compensation Committee may determine. The Compensation Committee may condition the award on the achievement of Management Objectives.

Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve Penton as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Compensation Committee for the period during which the forfeiture provisions are to continue. The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a Change of Control of Penton.

Deferred Shares. An award of Deferred Shares constitutes an agreement by Penton to deliver shares of common stock to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the deferral period as the Compensation Committee may specify. During the deferral period, the participant has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Compensation Committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred, or contingent basis, either in cash or additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant.

Deferred Shares must be subject to a deferral period, as determined by the Compensation Committee at the date of grant, except that the Compensation Committee may provide for the earlier termination of such period in the event of a Change of Control of Penton.

Performance Shares and Performance Units. A Performance Share is the equivalent of one share of common stock and a Performance Unit is the equivalent of $1.00. The number of Performance Shares or Performance Units is specified by the Compensation Committee and may be adjusted to reflect changes in compensation or other factors (unless the adjustment for certain participants would cause an award to lose its Section 162(m) of the Code exemption).

A recipient must meet one or more Management Objectives within a specified performance period. Such performance period may be subject to earlier termination in the event of a Change of Control of Penton. A minimum level of acceptable achievement may also be established by the Compensation Committee. If by the end of the performance period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum, he or she will be deemed to have partly earned the Performance Shares and/or Performance Units (the amount earned to be determined in accordance with a formula to be determined by the Compensation Committee).

To the extent earned, the Performance Shares and/or Performance Units will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, shares of common stock or in any combination thereof (the Compensation Committee may give either the participant or the Compensation Committee the right to choose the form of payment). Dividend equivalents on Performance Shares may be paid in cash or additional shares of common stock on a current, deferred, or contingent basis. The Compensation Committee may specify a maximum amount payable under any grant of Performance Shares or Performance Units.

Change of Control. "Change of Control" in the Equity Incentive Plan is defined as any of the following:

      (a) Penton is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation, or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Penton's directors (the "Directors") immediately prior to such transaction;

      (b) Penton sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of common stock immediately prior to such sale or transfer;

      (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power (as the term is defined in the Equity Incentive Plan);

      (d) Penton files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change of Control of Penton has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

      (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by Penton's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

However, a "Change of Control" will not be deemed to have occurred for purposes of the Equity Incentive Plan (i) solely because (A) Penton; (B) a Subsidiary;
(C) the Harris Group; or (D) any Penton-sponsored employee stock ownership plan or other employee benefit plan of Penton either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because Penton reports that a Change of Control of Penton has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a Change of Control of any subsidiary of Penton. For purposes of the preceding sentence, the "Harris Group" shall mean Messrs. Irving B. Harris, Neison Harris, King Harris, William W. Harris, and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons (acting in their capacity as trustees of such trusts) and executors of estates of such persons (acting in their capacity as executors of such estates), and each person of which any of the foregoing owns (i) more than fifty percent (50%) of the voting stock or other voting interests and (ii) stock or other interests representing more than fifty percent (50%) of the total value of the stock or other interests of such person. For purposes of the preceding sentence, the term "spouses" includes widows and widowers until first remarried.

Adjustments. The maximum number of shares that may be issued and delivered under the Equity Incentive Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. The Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Equity Incentive Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances to prevent dilution or enlargement of the rights of participants caused by any transaction or event described above and may require the surrender of all awards so replaced.

Administration and Amendments. The Equity Incentive Plan is administered by a committee of the Board (or subcommittee thereof) consisting of not less than two Directors, initially the Compensation Committee. The members of the Compensation Committee are required to be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
Section 162(m) of the Code.

The Compensation Committee may, with the concurrence of the affected optionee, cancel any agreement evidencing Option Rights or any other award granted under the Equity Incentive Plan. In the event of such cancellation, the Compensation Committee may authorize the granting of new Option Rights or other such awards under the Equity Incentive Plan (which may or may not cover the same number of shares of common stock that had been the subject of the prior award) in such manner, at such option price and subject to such other terms, conditions and discretions as would have been applicable under the Equity Incentive Plan had the canceled Option Rights or other awards not been granted.

The Compensation Committee's interpretation of the Equity Incentive Plan and related agreements and documents is final and conclusive. The Equity Incentive Plan may be amended from time to time by the Compensation Committee. However, any amendment which must be approved by the stockholders of Penton in order to comply with applicable law or the rules of any national securities exchange upon which the shares of common stock are traded or quoted will not be effective unless and until such approval has been obtained in compliance with such applicable law or rules.

The Compensation Committee may require participants, or permit participants to elect, to defer issuance of shares or the settlement of cash awards and may provide for payment of interest or dividend equivalents on the deferred amounts. The Compensation Committee may also condition any award on the surrender or deferral by a participant of his or her right to receive a cash bonus or other compensation.

Termination. No grant under the Equity Incentive Plan may be made more than 10 years after the Stock Distribution date, but all grants made on or before the 10th anniversary of the Stock Distribution date will continue in effect after that date subject the terms of those grants and the Equity Incentive Plan.

Plan Benefits

Owing to the discretion to be exercised by the Compensation Committee in administering the Equity Incentive Plan, it is not possible to determine in advance how the several types of awards authorized under the Equity Incentive Plan will be allocated among eligible participants.

AWARDS HERETOFORE GRANTED UNDER THE EQUITY INCENTIVE PLAN

                            NEW PLAN BENEFITS TABLE

As of March 31, 1999, awards under the Equity Incentive Plan had been made as follows:

                                                             STOCK         DEFERRED SHARES
                                                            OPTIONS            AWARDED
                                                            GRANTED     ----------------------
                                            GRANT/AWARD     -------                   VALUE
            NAME AND POSITION                  YEAR         NUMBER      NUMBER       ($)(1)
            -----------------               -----------     -------     ------     -----------
Thomas L. Kemp,                                1998          60,000(2)  3,698(3)      60,000
Chief Executive Officer                        1999          37,000     4,969        100,000
Daniel J. Ramella,                             1998          46,000     3,082(3)      50,000
President/Chief Operating Officer              1999          25,000     3,727         75,000
James D. Atherton,                             1998          25,000         0              0
Group President                                1999          13,500         0              0
James W. Zaremba,                              1998          25,000         0              0
Group President                                1999          13,500         0              0
Preston L. Vice,                               1998          20,000         0              0
Sr. Vice President/Secretary                   1999          10,000         0              0
All Current Named Executive Officers           1998         176,000(2)  6,780        110,000
of Penton as a Group                           1999          99,000     8,696        175,000
All Other Recipients                           1998         459,900     7,619(3)     100,000
                                               1999         250,500         0              0

---------------

(1) Reflects the value on the date of award.

(2) In addition, in accordance with the terms of his employment agreement, Mr. Kemp converted unexercised options to purchase Pittway stock to 47,655 options to purchase Penton common stock as described under "Employment Agreements."

(3) In lieu of portions of bonuses otherwise payable in cash in 1998.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units and supplemental cash payments. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO PARTICIPANTS

Non-Qualified Option Rights. The holder of a non-qualified Option Right does not recognize taxable income upon the grant thereof, nor is Penton entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified Option Right as to any shares, the excess of the fair market value of such shares on the date of exercise over their option price (the "spread") constitutes compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified Option Right, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale.

ISOs. The holder of an ISO does not recognize taxable income upon the grant or exercise thereof. However, the spread at exercise constitutes an item includible in alternative minimum taxable income and may subject the optionee to, or increase the optionee's liability for, alternative minimum tax. Such alternative minimum tax or increase therein may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax or increase.

Upon an optionee's disposition of shares acquired pursuant to the exercise of an ISO, if the shares have been held for at least one year and if at least two years have elapsed since the date of grant (i.e., if the "ISO Holding Period" has expired), the difference between the selling price and the tax basis of such shares (such basis generally being the option price of such shares) is a capital gain or loss to the optionee. Penton is not entitled to a deduction as a result of such a sale.

If option shares are disposed of before the expiration of the ISO Holding Period (a "disqualifying disposition"), then (i) if the selling price exceeds the fair market value of the shares on the date of exercise, the excess of such fair market value over the tax basis of the shares is taxable to the optionee as ordinary income, and the excess of the selling price over such fair market value is taxable to the optionee as a capital gain, (ii) if the selling price exceeds the tax basis of the shares but does not exceed the fair market value of the shares on the date of exercise, the excess of the selling price over the tax basis of the shares is taxable to the optionee as ordinary income, and (iii) if the selling price is less than the tax basis of the shares, the difference is a capital loss to the optionee. If, however, the disposition is a sale to a related party (as defined in Section 267(b) of the Code to include, for example, a member of the optionee's family or a corporation of which the optionee owns a majority of the equity interest) or a gift, then the excess of the fair market value of the shares on the date of exercise over the tax basis of the shares is taxable to the optionee as ordinary income.

Use of Stock To Pay Option Price. The general statements as to tax basis in the previous paragraphs relating to the disposition of stock received on the exercise of Option Rights apply in the event the optionee pays cash for the option shares. If, however, the optionee pays for the option shares in whole or in part by delivering previously-owned common stock ("old" shares), the tax basis for the option shares, and thus the consequences of a disposition, differs.

If an optionee delivers old shares (other than old shares acquired upon the exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of a non-qualified Option Right, the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in, and holding period for, the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and holding period for the old shares carry over on a share-for-share basis; as to each remaining share, its basis is the fair market value on the date of exercise and its holding period begins on that date. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share.

If an optionee delivers old shares (other than old shares acquired upon exercise of an ISO which were not held for the ISO Holding Period) in payment of all or part of the exercise price of an ISO, the optionee does not recognize a gain or loss as a result of such delivery. The optionee's tax basis in and holding period for the option shares is determined as follows: as to option shares equal in number to the old shares delivered, the basis in and the holding period for the old shares carries over on a share-for-share basis; as to each remaining share, its basis equals the exercise price paid in cash (if any). Thus, in the event option shares are acquired solely through the delivery of old shares (i.e., none of the exercise price is paid with cash), the basis of each remaining share is zero. Any capital gain or loss on the sale of a particular option share is measured based on the difference between the selling price and the optionee's actual tax basis for such share. Pursuant to proposed regulations, if an ISO is exercised using old shares, a later disqualifying disposition of the shares received is deemed to have been a disposition of the shares having the lowest tax basis first.

If an optionee pays the exercise price of an Option Right in whole or in part with old shares that were acquired upon the exercise of an ISO and that have not been held for the ISO Holding Period, the optionee generally recognizes ordinary income under the rules applicable to disqualifying dispositions. The optionee's tax basis in the option shares which reflect a carry-over basis from the old shares surrendered is increased by the amount of ordinary income the optionee recognizes.

Appreciation Rights. The holder of an Appreciation Right does not recognize taxable income upon the grant thereof. Upon the exercise of an Appreciation Right, the holder generally recognizes ordinary income equal to the amount of any cash and the fair market value (measured on the date of exercise) of any common stock received.

Upon a holder's sale of any shares received pursuant to the exercise of an Appreciation Right, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss.

Restricted Shares. A participant who is granted Restricted Shares may, if the restrictions constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make an election under Section 83(b) of the Code (a "Section 83(b) election") to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. The restrictions on Restricted Shares will constitute a "substantial risk of forfeiture" if, for example, a sale thereof would subject the participant to suit under Section 16(b) of the Securities Exchange Act. If the participant is not permitted to make, or is permitted to make but does not make, a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the participant for the shares. Unless a participant is permitted to make, and makes, a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the participant.

Upon a participant's sale of shares received pursuant to a grant of Restricted Shares, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss. A participant's holding period begins on the date of grant if a timely Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Stock received.

Supplemental Cash Payments. The amount of any supplemental cash payment to a participant who exercises a non-qualified Option Right or Appreciation Right constitutes compensation taxable to the participant as ordinary income, and Penton should be entitled to a deduction for the year of payment in an amount equal to such compensation.

The supplemental cash payment to the participant is intended to provide the participant with sufficient funds to pay the federal income tax arising both from the exercise of the Option Right or Appreciation Right and the receipt of such payment. Penton's cash outlay to the participant should be offset to some extent by Penton's tax savings arising from the deductions to which Penton is entitled because of the exercise of the Option Right or Appreciation Right and the making of such payment. The extent of offset depends on the relative income tax rates applicable to corporations and individuals at the time of exercise.

Surrender. The amount paid to a participant upon surrender of an award is compensation taxable to the participant as ordinary income. Penton should be entitled to a deduction for the year of payment in an amount equal to such compensation.

Accelerated Benefits. In the event that a participant's benefits with respect to an award pursuant to the Plan are accelerated as the result of a change in the ownership of Penton or a substantial portion of Penton's assets, then pursuant to Sections 280G and 4999 of the Code (which deal with the treatment of "excess parachute payments") Penton may not be entitled to a deduction for some or all of the accelerated benefits (and potentially for certain other amounts payable to the participant) and the participant may be subject, in addition to the federal income taxes otherwise payable with respect to the award, to a 20% excise tax on the non-deductible portion of the accelerated benefits (or amounts).

Withholding. If shares issuable under the Plan are withheld to satisfy withholding or other taxes, the tax consequences are the same as if such shares were issued to the participant and then sold by the participant to Penton for fair market value.

Any shares of previously-owned common stock delivered by a participant in satisfaction of withholding or other taxes should be treated as sold by the participant to Penton on the date of delivery for fair market value. The difference between the fair market value of such shares on the date of delivery and the tax basis of the shares should be a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale. Different tax consequences may result if the shares delivered by the participant were acquired upon the exercise of an ISO and have not been held for the ISO Holding Period.

Other Awards. Because other awards may take many other forms, as determined by the Compensation Committee, it is not possible to describe generally what their tax treatment will be.

TAX CONSEQUENCES TO PENTON OR A SUBSIDIARY

To the extent that a participant recognizes ordinary income in the circumstances described above, Penton, or the subsidiary for which the participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. The Plan is designed to permit (but not require) the Compensation Committee to grant awards that will qualify as performance-based compensation that is excluded from the limitation in Section 162(m) of the Code.

VOTE REQUIRED FOR APPROVAL

The vote required to approve the Equity Incentive Plan is the affirmative vote by the holders of a majority of the common stock present in person or represented by proxy at the annual meeting and entitled to vote on this matter. If the Equity Incentive Plan is not approved, no prospective awards will be made under the Equity Incentive Plan.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE EQUITY INCENTIVE PLAN.

PROPOSAL TO APPROVE AN AMENDMENT TO THE PENTON MEDIA, INC. 1998 DIRECTOR STOCK OPTION PLAN.

In 1998, the Board adopted, and Pittway, as the sole stockholder approved, the Director Option Plan. The Director Option Plan permits the granting of stock options to directors of Penton who at the time of the grant are non-employee directors of Penton. The purpose of the Director Option Plan is to promote the long-term financial interests of Penton by (i) providing an incentive for non-employee directors to maximize the long-term value of common stock and otherwise act in the best interest of Penton's stockholders, (ii) providing non-employee directors with the opportunity to acquire a greater stake in the future of Penton through stock ownership, and (iii) attracting and retaining highly qualified non-employee directors. The Board wishes to continue to promote the long-term financial interests of Penton through the grant of stock options, while providing more flexibility in the types of share award authorized for grant under the Director Option Plan. The goal of providing more flexible benefits is to allow non-employee directors to receive all or a portion of the cash compensation to which they are otherwise entitled in the form of awards of Restricted Shares or Deferred Shares. In order to achieve these objectives, the Board has amended, subject to stockholder approval, the Director Option Plan.

Plan Summary. The amended Director Option Plan continues to permit the grant of stock options that are non-qualified options for purposes of the Code while, in addition, authorizing the grant of Restricted Shares and the grant of Deferred Shares.

Administration. The Director Option Plan is administered by the Board. Subject to certain limitations, the Director Option Plan empowers the Board, among other things: to award options to non-employee directors in such forms and amounts as it determines; to award Restricted Shares to non-employee directors in such forms and amounts as it determines; to award Deferred Shares to non-employee directors in such forms and amounts as it determines; to interpret the Director Option Plan; to adopt, amend and rescind guidelines, rules and regulations relating to the Director Option Plan; and to make all determinations deemed necessary or advisable for the Director Option Plan's administration.

Shares Subject to the Director Option Plan; Adjustment. The maximum number of shares of common stock which may be issued pursuant to the Director Option Plan is 100,000 shares. Such maximum number of shares of common stock includes awards previously made under the Director Option Plan (See "New Plan Benefits Table," below). If options, Restricted Shares or Deferred Shares are can-celed, terminated or forfeited in any manner without the issuance of shares, such shares are again available under the Director Option Plan. Shares issued pursuant to the Director Option Plan may be authorized and unissued shares, treasury shares or a combination thereof.

The maximum number of shares subject to the Director Option Plan, and the shares and option prices under outstanding options, are subject to adjustment to prevent dilution or enlargement of option rights.

Required Option Provisions. The option price may not be less than 100% of the fair market value of the shares of common stock on the date of grant or less than the par value of such shares of common stock. The term of an option cannot exceed ten years from the date of grant. Although options generally may be exercised at such time or times as the Board determines at or subsequent to grant, options may only be exercised during "window periods" following the dates of release for publication of Penton's quarterly or annual summary statements of sales and earnings and generally may not be exercised during the six months subsequent to grant. In the event a non-employee director ceases to be a member of the Board for any reason, each option previously granted to such non-employee director will cease to be exercisable on the fifth anniversary of the date of termination or, if earlier, on its scheduled date of expiration. The option price may be paid, to the extent permitted by the Board, in cash using shares of common stock previously owned by the optionee valued at its market price on the date of exercise. The Board may permit the participant to elect to pay the option price by authorizing a third party to sell the shares acquired upon exercise (or a sufficient portion thereof) and remit to Penton sale proceeds sufficient to pay the option price and any withholding or other tax resulting from exercise. Options will not be transferable except by will or the laws of descent and distribution, and during a participant's lifetime will be exercisable only by the participant or his or her legal representative. For purposes of the Director Option Plan, the market value of the shares of common stock on any date will be its closing price on that date (or, if that date is not a trading date for such stock, on the next preceding trading date for such stock) on the NYSE Composite Transactions list, as subsequently reported in The Wall Street Journal.

Restricted Shares. An award of Restricted Shares involves the immediate transfer by Penton to a non-employee director of ownership of a specific number of shares of common stock in consideration of the performance of services. The non-employee director is entitled immediately to voting, dividend, and other ownership rights in such shares, but the Board may require that any dividends be automatically deferred and reinvested in additional Restricted Shares. The transfer may be made without additional consideration or in consideration of a payment by the non-employee director that is less than current market value, as the Board may determine.

Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve Penton as a non-employee director during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions are to continue.

Deferred Shares. An award of Deferred Shares constitutes an agreement by Penton to deliver shares of common stock to the non-employee director in the future in consideration of the past or future performance of services, but subject to the fulfillment of such conditions during the deferral period as the Board may specify. During the deferral period, the non-employee director has no right to transfer any rights under his or her award, has no rights of ownership in the Deferred Shares and no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on a current, deferred, or contingent basis, either in cash or additional shares of common stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share at the date of grant. Deferred Shares must be subject to a deferral period, as determined by the Board at the date of grant.

Withholding. The Board has the power to withhold, or require a non-employee director to remit to Penton, an amount sufficient to cover any withholding and other taxes due with respect to the non-employee director's exercise of an option. If so permitted by the Board, a non-employee director may elect to satisfy such taxes by having shares issuable under the Director Option Plan withheld or by delivering other shares to Penton.

Termination and Amendment.

The Board may terminate the Director Option Plan at any time, and may from time to time amend the Director Option Plan and any option, Restricted Share or Deferred Share outstanding thereunder, provided that no such action shall adversely affect any outstanding option, Restricted Share or Deferred Share without the consent of the participant who holds it. No such amendment to the Director Option Plan may be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the shares of Common Stock are listed.

Plan Benefits

Owing to the discretion to be exercised by the Board in administering the Director Option Plan, it is not possible to determine in advance how the types of awards authorized under the Director Option Plan will be allocated among eligible participants.

AWARDS HERETOFORE GRANTED UNDER THE DIRECTOR OPTION PLAN

                            NEW PLAN BENEFITS TABLE

As of March 31, 1999, awards under the Director Option Plan had been made as follows:

                                                                                  STOCK
                                                                                 OPTIONS
                                                                                 GRANTED
                                                              GRANT/AWARD        --------
                     NAME AND POSITION                           YEAR             NUMBER
                     -----------------                        -----------        --------
Non-Employee Directors As A Group(1)                             1998             69,000
                                                                 1999                  0

---------------

(1) The Non-Employee Director Group consists of 7 non-employee directors. The table above reflects the award on June 8, 1998, of an option to purchase 8,000 shares of common stock to each of the 7 non-employee directors, which will vest at the rate of 2,000 per year. In addition, Mr. Schwartz was awarded an option to purchase 13,000 shares of common stock on June 8, 1998, which vested on December 8, 1998.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax consequences of stock options, Restricted Shares and Deferred Shares. The summary is not intended to be complete and does not describe state or local tax consequences. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future, and any such change could be retroactive and affect the validity of the following discussion.

TAX CONSEQUENCES TO PARTICIPANTS

Options. The holder of a non-qualified option does not recognize taxable income upon the grant thereof, nor is Penton entitled to a deduction in respect of such grant. Upon the exercise of a non-qualified option as to any shares, the spread constitutes compensation taxable to the optionee as ordinary income.

Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, the difference between the selling price and the tax basis of the shares (generally the fair market value of such shares on the date of exercise) is a capital gain or loss. Penton is not entitled to a deduction as a result of such a sale.

Restricted Shares. A non-employee director who is granted Restricted Shares may, if the restrictions on it constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make an election under Section 83(b) of the Code (a "Section 83(b) election") to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. The restrictions on Restricted Shares will constitute a "substantial risk of forfeiture" if, for example, a sale thereof would subject the participant to suit under Section 16(b) of the Securities Exchange Act. If the non-employee director is not permitted to make, or is permitted to make but does not make, a timely Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the non-employee director for the shares. Unless a non-employee director is permitted to make, and makes, a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the non-employee director.

Upon a non-employee director's sale of shares received pursuant to a grant of Restricted Shares, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss. A non-employee director's holding period begins on the date of grant if a timely
Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

TAX CONSEQUENCES TO PENTON OR A SUBSIDIARY

To the extent that a non-employee director recognizes ordinary income in the circumstances described above, Penton will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE DIRECTOR OPTION PLAN.

PROPOSAL TO APPROVE THE APPOINTMENT OF THE INDEPENDENT CERTIFIED ACCOUNTANTS OF PENTON FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

PricewaterhouseCoopers LLP, who served as auditors for the year ended December 31, 1998, have been selected by the Board, upon recommendation of the Audit Committee, to audit the consolidated financial statements of Penton for the year ending December 31, 1999. It is expected that one or more representatives of PricewaterhouseCoopers LLP will attend the annual meeting, with the opportunity to make a statement if they should so desire and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT CERTIFIED ACCOUNTANTS.

CERTAIN TRANSACTIONS

In connection with the Stock Distribution and the acquisition by Penton of Donohue Meehan Publishing Company (the "Spinoff Transactions"), each of Penton, Pittway Corporation and Messrs. Donohue and Meehan has agreed to indemnify the others (except that Pittway has no indemnity obligation to Messrs. Donahue and Meehan) with respect to various matters related to the Spinoff Transactions. With respect to the indemnities between Penton and Messrs. Donohue and Meehan, no obligation will arise until the aggregate liability exceeds $500,000, and then only to the extent such liability exceeds $500,000.

In connection with the Stock Distribution, Pittway has agreed to provide assistance to Penton in connection with the preparation of Penton's tax returns for periods ending on or prior to December 31, 1998, and in connection with Penton's other tax matters for such periods as reasonably requested by Penton. Penton and Pittway have agreed to negotiate on an arm's-length basis an appropriate fee for such assistance. In no event will Pittway be required to provide assistance in any tax year for which fees in excess of $60,000 would be payable.

In connection with the acquisition by Penton of Donohue Meehan Publishing Company, each of Messrs. Donohue and Meehan received 770,819 shares of Penton's common stock. Each of Messrs. Donohue and Meehan has certain contingent rights to additional cash (and/or, under certain circumstances, additional shares of common stock) and to have such shares of common stock registered for sale under the federal securities laws.

Donohue Meehan Publishing Company leases equipment from Donohue Meehan Equipment Leasing, an Illinois partnership, which is owned by Messrs. Donohue and Meehan. The total balances on these leases as of December 31, 1998, was approximately $170,000. Penton believes that the lease terms are no less favorable to Donohue Meehan Publishing Company than those obtainable in an arm's-length transaction with an independent third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of reports of ownership, reports of changes of ownership and written representations under Section 16(a) of the Securities Exchange Act of 1934 which were furnished to Penton during or with respect to 1998 by persons who were, at any time during 1998, directors or officers of Penton or beneficial owners of more than 10% of the outstanding shares of common stock, no such person failed to file on a timely basis any report required by such section during 1998, other than Richard B. Swank, who did not timely report his purchase of 2,500 shares of common stock on December 4, 1998, and David B. Nussbaum, whose Form 3, which was timely filed, did not reflect the stock options that had been granted to him. A Form 4 was filed in February 1999 to reflect Mr. Swank's purchase and an amended Form 3 was filed in January 1999 to reflect Mr. Nussbaum's stock options.

ANNUAL REPORT

Penton's annual report for the year ended December 31, 1998, is enclosed with this proxy statement. Stockholders are referred to the report for financial and other information about Penton, but such report is not incorporated in this proxy statement and is not to be deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in Penton's proxy materials for presentation at the 2000 annual stockholders meeting must submit the proposal to Penton no later than December 7, 1999. Stockholders who intend to present a proposal at the 2000 annual meeting without inclusion of such proposal in Penton's proxy materials are required to provide notice of such proposal to Penton in accordance with the advance notice procedures for stockholder proposals set forth in Penton's Bylaws and summarized below. Penton reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual or special meeting of stockholders of Penton, including proposed nominations of persons for election to the Board of Directors. Stockholders at an annual or special meeting may only consider proposals or nominations brought before the meeting by Penton, by or at the direction of the Board of Directors or by a stockholder who was a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to Penton's Secretary timely written notice, in proper form, of the stockholder's intention to bring that business before the meeting.

To be timely, notice by stockholders of nominations or proposals to be brought before any special meeting of stockholders must be delivered to the Secretary of Penton not earlier than the 90th day prior to such meeting and not later than the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Notice by stockholders of nominations or proposals to be brought before any annual meeting must be received by the Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of stockholders or if the date of the annual meeting is more than 30 days prior to or more than 60 days after the preceding anniversary date, notice by the stockholder will be timely if received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 10th day following public announcement of such meeting.

Each notice by stockholders must set forth (i) the name and address of the stockholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of common stock that are owned beneficially and of record by such stockholder and beneficial owner, if any. In the case of a stockholder proposal, the notice must also set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner, if any, in that proposed business. In the case of nomination of any person for election as a director, the notice must also set forth any information regarding the nominee proposed by the stockholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and the consent, if so required, of the nominee to be named in a proxy statement as a candidate for election and to serve as a director of Penton if elected.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of Penton personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and Penton will reimburse them for their expenses in doing so.

The entire cost of solicitation will be borne by Penton.

OTHER MATTERS

The management of Penton does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors

                                          /s/ Preston L. Vice
                                          ---------------------------
                                          PRESTON L. VICE
                                          Secretary

Cleveland, Ohio
April 6, 1999

                                   APPENDIX A

                               PENTON MEDIA, INC.
                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

                           (EFFECTIVE AUGUST 7, 1998)
                            ------------------------

     1. PURPOSE. The purpose of the Penton Media, Inc. 1998 Equity and Performance Incentive Plan is to attract and retain officers and other employees for Penton Media, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.
2. DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

"Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to
Section 15 of this Plan, such committee (or subcommittee).

     "Change of Control" shall have the meaning provided in Section 11 of this Plan.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Company" means Penton Media, Inc., a Delaware corporation.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     "Director" means a member of the Board of Directors of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

        1. cash flow/net assets ratio;
        2. debt/capital ratio;
        3. return on total capital;
        4. return on equity;
        5. earnings per share growth;
        6. revenue growth; and
        7. total return to shareholders.

     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Market Value per Share" means, as of any particular date, the fair market value of the shares of Common Stock as determined by the Board.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Plan" means this Penton Media, Inc. 1998 Equity and Performance Incentive Plan.

     "Reload Option Rights" means additional Option Rights granted automatically to an Optionee upon the exercise of Option Rights pursuant to Section 4(g) of this Plan.

     "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THIS PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned or (v) in payment of dividend equivalents paid with respect to awards made under this Plan shall not exceed in the aggregate 2,500,000 shares of Common Stock, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,500,000 shares of Common Stock; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 200,000 shares of Common Stock during any period of 1 year; and (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 200,000 shares of Common Stock.

     (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

        (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this plan.

        (b) Each grant shall specify an Option Price per share. The Option Price of an Incentive Stock Option may not be less than 100% of the Market Value per Share on the Date of Grant as set by the Board on such date. The Option Price of all other Option Rights may not be less than 85% of the Market Value per Share on the Date of Grant as set by the Board on such date and may not be less than the par value of a share of Common Stock.

        (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

        (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other shares of Common Stock that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

        (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

        (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

        (g) Any grant may, at or after the Date of Grant, provide for the automatic grant of Reload Option Rights to an Optionee upon the exercise of Option Rights (including Reload Option Rights) using shares of Common Stock or other consideration specified in Section 4(d). Reload Option Rights shall cover up to the number of shares of Common Stock, Deferred Shares, Option Rights or Performance Shares (or the number of shares of Common Stock having a value equal to the value of any Performance Units) surrendered to the Company upon any such exercise in payment of the Option Price or to meet any withholding obligations. Reload Options may have an Option Price that is no less than that which represents the same percentage of the Market Value per Share at the time of exercise of the Option Rights that the share Option Price represented of the Market Value per Share at the time the Option Rights being exercised were granted and shall be on such other terms as may be specified by the Directors, which may be the same as or different from those of the original Option Rights.

        (h) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

        (i) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change of Control.

        (j) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

        (k) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

        (l) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

        (m) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under
     Section 5 of this Plan.

        (n) No Option Right shall be exercisable more than 10 years from the Date of Grant.

        (o) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS. (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

         (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

         (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

        (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

        (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change of Control.

         (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis.

        (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

        (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     (d) Regarding Free-standing Appreciation Rights only:

         (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

         (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

        (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

        (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant and may provide for the lapse of such substantial risk of forfeiture in the event of a Change in Control.

        (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

        (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

        (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

        (c) Each such grant or sale shall be subject to a Deferral Period, as determined by the Board at the Date of Grant, and may provide for the lapse or other modification of such Deferral Period in the event of a Change in Control.

        (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

        (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than 3 years, except in the event of a Change of Control, if the Board shall so determine; provided, however, that no such acceleration determination shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code) commencing with the Date of Grant (as shall be determined by the Board at the time of grant).

        (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

        (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

        (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

        (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. TRANSFERABILITY. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

     10. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. CHANGE OF CONTROL. For purposes of this Plan, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

        (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

        (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of shares of Common Stock immediately prior to such sale or transfer;

        (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing 20% or more of the Voting Power;

        (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change of control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

        (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.

     Notwithstanding the foregoing provisions of Section 11(c) and (d) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change of Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company; (B) a Subsidiary; (C) the Harris Group; or (D) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D,
Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change of control of any Subsidiary. For purposes of the preceding sentence, the "Harris Group" shall mean Messrs. Irving
B. Harris, Neison Harris, King Harris, William W. Harris and Sidney Barrows, and their respective spouses, descendants and spouses of descendants, trustees of trusts established for the benefit of such persons (acting in their capacity as trustees of such trusts), and executors of estates of such persons (acting in their capacity as executors of such estates), and each person of which any of the foregoing owns (i) more than fifty percent (50%) of the voting stock or other voting interests and (ii) stock or other interests representing more than fifty percent (50%) of the total value of the stock or other interests of such person. For purposes of the preceding sentence, the term "spouses" includes widows and widowers until first remarried.

     12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the

Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     15. ADMINISTRATION OF THIS PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. The members of the committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     16. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the shares of Common Stock are not traded on the New York Stock Exchange, the principal national securities exchange upon which the shares of Common Stock are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of such cancellation, the Board may authorize the granting of new Option Rights or other such awards under this Plan (which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award) in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Option Rights or other awards not been granted.

     (c) The Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     17. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                                   APPENDIX B

                               PENTON MEDIA, INC.
                        1998 DIRECTOR STOCK OPTION PLAN

            (AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 12, 1999)
                            ------------------------

     1. Purpose. The purpose of the Penton Media, Inc. 1998 Director Stock Option Plan (As Amended and Restated Effective as of March 12, 1999) (the "Plan") is to promote the long-term financial interests of Penton Media, Inc., a Delaware corporation (the "Company"), and its subsidiaries by:

        (a) providing an incentive for all non-employee members of the Board of Directors (the "Non-Employee Directors") to maximize the long-term value of the Company's Common Stock and otherwise act in the best interest of the Company's stockholders;

        (b) providing Non-Employee Directors with the opportunity to acquire a greater stake in the future of the Company and its subsidiaries through stock ownership;

        (c) attracting and retaining highly qualified Non-Employee Directors.

     2. Definitions. The following words and phrases have the respective meanings indicated below unless a different meaning is plainly implied by the context.

     (a) "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" means Common Stock, par value $.01 per share, of the Company.

     (d) "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 5 of this Plan.

     (e) "Deferred Shares" means an award made pursuant to Section 5 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

     (f) "Eligible Director" means any present or future member of the Board of Directors who, on the date of an award pursuant to the Plan, (1) is a member of the Board of Directors, and (2) is not an employee of the Company or any of its subsidiaries.

     (g) "Market Value" of Common Stock on any date means, for Options granted during the first twenty days on which the Common Stock is traded on the New York Stock Exchange, the fair market value of the shares of Common Stock as determined by the Board of Directors, and, for any subsequent grant of Options, on any date, means the most recently reported closing price of such Common Stock on that date on the New York Stock Exchange Composite Transactions list, as subsequently reported in THE WALL STREET JOURNAL.

     (h) "Option" means a right awarded to a Participant pursuant to the Plan to purchase a designated number of shares of Common Stock at a stated price for a stated period of time.

     (i) "Participant" means an Eligible Director who has been awarded an Option, Restricted Shares or Deferred Shares.

     (j) "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     3. Limitation of Aggregate Shares. Subject to adjustment as provided in paragraph 6(c), the number of shares of Common Stock which may be issued (a) upon the exercise of Options, (b) as Restricted Shares and released from substantial risks of forfeiture thereof, or (c) pursuant to Deferred Share awards shall not exceed, in the aggregate, 100,000 shares; it being understood that to the extent any Options expire unexercised or any Options, Restricted Shares or Deferred Shares are cancelled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall again be available under the Plan. Such 100,000 shares of Common Stock may be authorized and unissued shares, treasury shares, or a combination thereof, as the Board of Directors shall determine.

     4. Options. The Board of Directors may grant Options to Eligible Directors in accordance with this paragraph 4 and the other provisions of the Plan.

     (a) Provisions.

         (i) Options shall not qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision.

         (ii) Options shall have such terms, not to exceed ten years from the date of grant, as the Board of Directors shall determine at grant.

        (iii) The Option price per share of Common Stock shall be 100% of the Market Value on the date of grant and not less than the par value of a share of Common Stock.

        (iv) Options shall be exercisable at such time or times as the Board of Directors shall determine at or subsequent to grant; provided that, except in the event of death or disability of the Participant, no Option may be exercised until the Eligible Director has served on the Board of Directors for at least six months after it is awarded; further provided that an Option may be exercised only during a period beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings and ending on the fifteenth business day following such date; and further provided that in the event of termination of service of a Participant as a member of the Board of Directors for any reason (including without limitation expiration of term without re-election, resignation, retirement, disability or death), each Option granted to the Participant shall cease to be exercisable not later than the fifth anniversary of the date of termination or, if earlier, on the scheduled date of expiration of such Option.

     (b) Exercise. Shares shall be issued to a Participant pursuant to the exercise of an Option only upon receipt by the Company from the Participant of written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by payment in full in cash (including check, bank draft or money order) or, to the extent permitted by the Board of Directors, by a single exchange of shares of Common Stock already owned by the Participant for at least six months in an amount equal to the aggregate Option price for the shares of Common Stock subject to the Option or portion thereof being exercised or by a combination of such methods; provided that the Board of Directors may permit the Participant to elect to pay such aggregate Option price by authorizing a third party to sell the shares of Common Stock acquired upon exercise (or a sufficient portion thereof) and thereafter remit to the Company sale proceeds sufficient to pay such aggregate Option price and any withholding or other tax resulting from exercise. The value of already owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Market Value of such already owned shares on the date of the exercise of such Option.

     (c) Surrender. If so provided by the Board of Directors at or subsequent to the time of grant, an Option may be surrendered to the Company on such terms and conditions, and for such consideration, as the Board of Directors shall determine.

     (d) Form. The form of each Option (and of the documentation evidencing each Option) shall be determined by the Board of Directors.

     5. Restricted Shares. The Board of Directors may also authorize the grant or sale of Restricted Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value at the date of grant.

        (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board of Directors at the date of grant.

        (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board of Directors at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (e) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

        (f) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve. Unless otherwise directed by the Board of Directors, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     6. Deferred Shares. The Board of Directors may also authorize the granting or sale of Deferred Shares to Eligible Directors. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board of Directors may specify.

        (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the date of grant.

        (c) Each such grant or sale shall be subject to a Deferral Period, as determined by the Board of Directors at the date of grant.

        (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board of Directors may, at or after the date of grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

        (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board of Directors may approve.

     7. Other Awards. The Board of Directors may permit Eligible Directors to elect to receive grants of Options, Restricted Shares or Deferred Shares in lieu of the payment of all or a portion of such Eligible Director's compensation in cash, on such terms as are deemed appropriate by the Board of Directors.

     8. Miscellaneous Provisions.

     (a) Administration. The Plan shall be administered by the Board of Directors. Subject to the limitations of the Plan, the Board of Directors shall have the sole and complete authority: (i) to select Participants, (ii) to award Options, Restricted Shares or Deferred Shares in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such Options, Restricted Shares or Deferred Shares as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any Options, Restricted Shares or Deferred Shares and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan. The Board of Directors' determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons. All expenses associated with the Plan shall be borne by the Company.

     (b) Non-Transferability. Except as otherwise determined by the Board of Directors, no Option, Restricted Share award or Deferred Share award, and no interest therein, shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and all Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Any purported transfer contrary to this provision will nullify the Option, Restricted Share award or Deferred Share award.

     (c) Adjustment. The Board of Directors may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Options, Restricted Share awards or Deferred Share awards granted hereunder as the Board of Directors, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board of Directors may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board of Directors in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 6(c).

     (d) Tax Withholding. The Board of Directors shall have the power to withhold, or to require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due with respect to the Participant's exercise of an Option, the lapse of the substantial risk of forfeiture of Restricted Shares or the delivery of Deferred Shares to a Participant. Subject to the consent of the Board of Directors, a Participant may make an irrevocable election to have withheld shares of Common Stock otherwise issuable under an Option or a Restricted Shares award or deliverable with respect to a Deferred Shares award, tender back to the Company shares of Common Stock received pursuant to an Option, a Restricted Share award or a Deferred Share award or deliver to the Company shares of Common Stock already owned by the Participant having a Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Board of

Directors may disapprove of any election and may limit, suspend or terminate the right to make such elections.

     (e) Termination; Amendments. The Board of Directors may terminate the Plan at any time. The Board of Directors may amend the Plan at any time or from time to time; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, regulation or the rules of any exchange upon which the Common Stock is listed.

     The Board of Directors may amend an outstanding Option, Restricted Share award or Deferred Share award in any manner to the extent that the Board of Directors would have had the authority under the Plan to initially grant the Option, Restricted Share award or Deferred Share award as so amended.

     No termination or amendment of the Plan or amendment of any outstanding Option, Restricted Share award or Deferred Share award shall adversely affect any outstanding Option, Restricted Share award or Deferred Share award without the consent of the Participant who holds it.

     (f) Rights of Participants. Nothing in the Plan shall confer on any Eligible Director any right to continue to serve as a member of the Board of Directors or affect in any way the right of the Company to terminate such service at any time. No Eligible Director shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

     (g) Effective Date. The original effective date of the Plan shall be August 7, 1998. The effective date of the amendment and restatement of the Plan shall be March 12, 1999.

     PROXY                                                            PROXY
                               PENTON MEDIA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 1999

     Thomas L. Kemp, Joseph G. NeCastro and Preston L. Vice (each with full power of substitution) are hereby authorized to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of Penton Media, Inc. to be held on May 7, 1999, and at any adjournment thereof, as follows on the reverse side and below. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NAMED NOMINEES AND FOR EACH OF ITEMS 2 - 4, INCLUSIVE.

      YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
       REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)

 ................................................................................

                               PENTON MEDIA, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

                                                     FOR   WITHHOLD  FOR ALL
                                                     ALL      ALL    EXCEPT:
1. ELECT DIRECTORS --                               [  ]   [  ]      [  ]
   Nominees: W. Friend, D. Schultz, R. Swank

-------------------------------------------
(Except nominee(s) written above)
                                                     FOR   AGAINST   ABSTAIN
 2. Approve the 1998 Equity and Performance
    Incentive Plan.                                  [  ]   [  ]      [  ]

                                                     FOR   AGAINST   ABSTAIN
 3. Approve an amendment to the 1998
    Director Stock Option Plan.                      [  ]   [  ]      [  ]

                                                     FOR   AGAINST   ABSTAIN
 4. Approve the appointment of independent
    accountants for fiscal year 1999.                [  ]   [  ]      [  ]

 5. Transact such other business as may properly be brought before the meeting.


             The undersigned acknowledges receipt of
             the Notice of Annual Meeting of
             Stockholders and of the Proxy Statement.

                          Date:------------------- , 1999


NOTE: Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.


Signature(s)
            ------------------------------------------------------------

 ................................................................................
            [ARROW]           FOLD AND DETACH HERE           [ARROW]

                             YOUR VOTE IS IMPORTANT
          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.